Item 1: Report to Shareholders

Science & Technology Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

In 2007, science and technology stocks started out better than they ended. The year began with a vibrant economic outlook and the start of some previously delayed software and hardware product releases. Stocks rallied in the first half of 2007, but in the second half, signs of a slowing economy, falling house prices, and the meltdown of the subprime mortgage market led to considerable volatility and a sharp decline in several of the market’s sectors, including science and technology. When stock markets are strong, technology stocks generally outperform the overall market; when markets are weak, they generally underperform. That wasn’t quite the pattern in 2007 because tech stocks—despite slipping in the fourth quarter—slightly outperformed the weak market. With the stock market’s steep decline since the beginning of the new year, we are seeing the normal pattern return. As we write this letter, tech stocks are now generally underperforming the overall market.

HIGHLIGHTS

• A healthy global economy and the start of several new product cycles helped science and technology stocks produce solid returns in 2007.

• Despite a challenging environment in the second half, the Science & Technology Fund posted a strong gain and outperformed the overall market for the year. We trimmed our software holdings and used the gains to add to our hardware holdings.

• An uncertain economic environment and overly optimistic earnings expectations are likely to weigh on tech stocks in 2008. We believe the most promising opportunities are in semiconductors and tech companies with broad international exposure.

For the 12 months ended December 31, 2007 your fund returned 11.88%, outperforming the unmanaged S&P 500 Stock Index but lagging the Lipper Science & Technology Funds Index, as shown in the accompanying Performance Comparison table. (Advisor Class shares returned 11.74%, reflecting their different fee structure.) For the six-month period, the fund’s results bested the S&P 500. Tech performance, particularly in the last quarter, was concentrated in a few high-growth companies, as reflected by comparing the 9.5% return of the equal-weighted Merrill Lynch Technology 100 Index with the 16.76% return of the more concentrated Lipper index. Another phenomenon worth noting is that in 17 of the last 20 years, technology stocks rallied in the fourth quarter. In 2007, tech stocks disregarded the historical pattern and slumped in the year’s final quarter.

MARKET ENVIRONMENT

Science and technology stocks could not overcome the weakening economic conditions in the U.S. and the world’s other developed countries. In the face of the subprime mortgage meltdown, slumping housing prices, and higher energy prices, consumers and businesses began to pull back and curtail spending in the second half of 2007. Since much of consumer tech spending is discretionary, a worsening economic climate usually results in reduced or delayed technology purchases. A consumer who is spending a small fortune to fill the gas tank of an SUV can wait to buy a second flat-screen television, upgrade his or her laptop computer, or buy the cutting-edge home theater system. Businesses, which rely heavily on technology to improve their operating efficiencies, will buy the additional servers they need to run their businesses, but they will postpone the purchases of the latest wireless communications device or software package if they see their sales and cash flows deteriorating. However, unlike the 2000-to-2002 economic slowdown, corporate customers are not saddled with excess computing or network capacity. Once the economy turns around, business technology spending is likely to ramp up rather quickly.

Also contributing to the downbeat environment is the inventory of semiconductors in the technology supply chain. Given the gloomy economic outlook early in 2008, it appears that the current inventory may be greater than end users need. A year ago, there were an excessive number of chips in the pipeline, but strong demand from personal computer and mobile handset manufacturers, who consume more than 40% of the chips manufactured, reduced the inventory to manageable levels. Even though the rate of production slowed the excess supply to about 5% by the end of November, with the weakened economy, it may take until the end of 2008 before the current bulge in the chip supply is fully absorbed.

PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of the science and technology sector. Semiconductor companies accounted for 22% of the portfolio. Over the last six months, we increased our holdings in telecom equipment and hardware to 20% and 18%, respectively, buying Dell and Network Appliance. By realizing gains from Electronic Arts, Salesforce.com, and Adobe Systems, we reduced our software exposure by five percentage points. We also decreased our media exposure, dropping to 7% from 10%. Given our cautious outlook for technology stocks in general, we maintained our reserves at about 9% of the portfolio. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our best contributors during the past six months were Apple, Electronic Arts, Juniper Networks, and Google. Apple’s stock more than doubled during 2007 as earnings kept being revised upward due to the strong sales from the new products the company released during the year. Apple seems to have figured out how to consistently develop products that consumers find useful and easy to use, and the fund continues to own Apple stock. Electronic Arts, the gaming software company, experienced a spurt in sales, thanks to the popularity of next-generation gaming platforms. In an effort to improve its margins, the company is restructuring its work force and shifting work to lower-cost locations. After a very difficult year in 2006, Juniper Networks rebounded. The company has released new products directed toward both service providers and enterprise networks, and it is executing well. Google remains a dominant Internet player and continues to find new opportunities to generate revenue and earnings.

The laggards were Marvell Technology, Finisar, and Xilinx. Large amounts of research and development spending took a toll on Marvell Technology’s earnings, but the company is investing in developing chips for converged solutions, such as Apple’s iPhone, which has cellular, video, and storage functions. With its experience in chip integration, Marvell Technology is well positioned to serve these devices. Finisar makes pluggable optical Ethernet components. Even though we believe the company has an experienced management team and a promising outlook with accelerating sales growth and expanding margins, it struggled in the second half of the year. We still like the company and are maintaining our position. Xilinx, which makes chips for wireline, wireless, and networking communications systems, slipped along with the other chip companies during the second half. We like Xilinx’s positioning in the marketplace and the company’s focus on improving its cost structure.

STRATEGY REVIEW AND OUTLOOK

As we move into 2008, we face some formidable hurdles. Since the new year, the stock market has dropped dramatically, and the slowing U.S. economy may or may not enter a recession this year. The Federal Reserve has already cut its target interest rate five times since last summer, including an extraordinary cut as we were writing this letter. The market expects the central bank to continue to lower rates in order to revive the economy. The policy of easing should help, but we don’t know when the economy will respond to these lower interest rates.

Rising commodity prices are another obstacle. Oil prices, which touched $100 a barrel in early January 2008, are significantly higher than they were a year ago. Prices for gold, iron, and copper show no sign of slackening any time soon. The Fed is likely to continue cutting short-term rates, but it must walk a fine line to keep inflation from rising beyond its elevated levels. We also face uncertainty about the country’s political leadership, which could change from a government divided between a Democratic Congress and a Republican White House to one in which both branches could be under Democratic control.

Until corporations have a better understanding of how the U.S. economy is going to play out this year, they are likely to keep a tight grip on their technology budgets. With Europe’s slowing growth and Japan’s stagnant economy and stronger yen, those regions are unlikely to generate much demand for IT equipment and software upgrades. Emerging markets, however, continue to be fertile fields for technology sales. Although emerging markets represent a relatively small percentage of the overall IT market, they are a disproportionately large contributor to growth. We expect their demand to remain robust. Consumers, who have been on a sustained technology spending spree for the past several years, are likely to curtail their purchases of electronic equipment and gadgets from MP3 players to personal navigation devices. The problem is that since so much consumer spending on technology is tied to the holidays, we may have to wait until next fall to get a more accurate reading on consumer technology purchases.

As we have discussed in earlier reports, tech companies have initiated a number of significant product cycles—such as on-demand software, virtualization, next-generation gaming consoles, and widespread adoption of broadband delivery—that offer investors some promising opportunities. Growth for on-demand software has grown rapidly, as customers recognize the benefits from “renting” software that is accessed through the Web rather than paying a large upfront charge to buy software applications housed on a customer’s computer. On-demand software lowers the cost of deployment, and the user benefits from more frequent upgrades that can be immediately posted and made available for distribution. Server virtualization, which allows a single physical server to function as multiple logical servers, is beginning to gather momentum because users get better utilization of their hardware and reduce their power consumption. Another development that continues to grow in importance is the distribution of video over the Internet, which requires significant network and storage upgrades.

The recovery in technology spending over the last few years has allowed companies to improve operating margins to levels not seen since 2000. With such high margins, future stock performance will need to come from a combination of increasing valuation multiples and accelerating sales growth rather than operating leverage. At present, we believe expectations for 2008 earnings are too optimistic, given the obstacles that we see in the economy and the marketplace. We don’t believe that earnings will grow faster in 2008 than they did in 2007, but our view seems to be in the minority—at least at the start of the year. We’ll be a lot more comfortable when earnings estimates come down to more realistic levels.

Unlike the downturn that started in 2000, we believe tech valuations relative to the overall market are currently much more reasonable on a historic and relative basis. We have positioned the portfolio to take advantage of those stocks with reasonable valuations that more accurately priced in the lower expectations we have for this year. We have increased our exposure to semiconductors and tech companies with broad international exposure. We also remain focused on companies with growing market share and strong management teams that are positioned to benefit from the opportunities regardless of the economic and IT spending environment.

As always, we appreciate your continued support.

Respectfully submitted,

Michael F. Sola
President of the fund and chairman of its Investment Advisory Committee

January 24, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Merrill Lynch Technology 100 Index: An equally weighted index that includes the 100 largest (by market capitalization) technology companies.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

# Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares/$ Par | Value |
|---|---|---|
| **COMMON STOCKS 90.8%** | | |
| **HARDWARE 16.9%** | | |
| **Consumer Electronics 2.4%** | | |
| Apple (1) | 375,000 | 74,280 |
| | | 74,280 |
| **Enterprise Hardware 9.3%** | | |
| Dell (1) | 4,250,000 | 104,167 |
| Delta Electronics (TWD) | 5,500,000 | 18,822 |
| EMC (1) | 1,000,000 | 18,530 |
| HOYA (JPY) | 1,200,000 | 38,057 |
| Network Appliance (1) | 2,500,000 | 62,400 |
| Palm (1) | 3,000,000 | 19,020 |
| QLogic (1) | 2,000,000 | 28,400 |
| | | 289,396 |
| **Supply Chain/Electronic Manufacturing 5.2%** | | |
| Flextronics (1) | 3,000,000 | 36,180 |
| Foxconn (HKD) (1) | 15,000,000 | 33,397 |
| Hon Hai Precision (TWD) | 6,000,000 | 37,368 |
| Jabil Circuit | 1,800,000 | 27,486 |
| Tyco Electronics | 750,000 | 27,847 |
| | | 162,278 |
| Total Hardware | | 525,954 |
| **HEALTH CARE 1.0%** | | |
| **Biotechnology 1.0%** | | |
| Amgen (1) | 700,000 | 32,508 |
| Total Health Care | | 32,508 |
| **IT SERVICES 6.3%** | | |
| **IT Services 6.3%** | | |
| Accenture, Class A | 1,350,000 | 48,640 |

| | | |
|---|---|---|
| **Digital Semiconductors 15.1%** | | |
| Advanced Micro Devices (1) | 1,500,000 | 11,250 |
| Altera | 5,700,000 | 110,124 |
| Broadcom, Class A (1) | 3,800,000 | 99,332 |
| Marvell Technology Group (1) | 6,600,000 | 92,268 |
| Microchip Technology | 1,500,000 | 47,130 |
| PMC-Sierra (1) | 5,000,000 | 32,700 |
| Xilinx | 3,500,000 | 76,545 |
| | | 469,349 |
| Total Semiconductors | | 680,111 |
| **SOFTWARE 15.0%** | | |
| **Applications Software 3.2%** | | |
| Adobe Systems (1) | 500,000 | 21,365 |
| Digital River (1) | 850,000 | 28,109 |
| NAVTEQ (1) | 350,000 | 26,460 |
| Salesforce.com (1) | 375,000 | 23,509 |
| | | 99,443 |
| **Consumer Software 5.2%** | | |
| Electronic Arts (1) | 2,000,000 | 116,820 |
| Nintendo (JPY) | 75,000 | 44,698 |
| | | 161,518 |
| **Infrastructure Software 5.8%** | | |
| Microsoft | 2,800,000 | 99,680 |
| Oracle (1) | 750,000 | 16,935 |
| Red Hat (1) | 3,000,000 | 62,520 |
| | | 179,135 |
| **Systems Software 0.4%** | | |
| Cogent (1) | 1,250,000 | 13,938 |
| | | 13,938 |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $3,418,139) | $ 3,119,932 |
| Receivable for investment securities sold | 20,912 |
| Interest and dividends receivable | 1,865 |
| Receivable for shares sold | 1,714 |
| Foreign currency (cost $4) | 4 |
| Other assets | 2,155 |
| Total assets | 3,146,582 |
| **Liabilities** | |
| Payable for investment securities purchased | 18,971 |
| Payable for shares redeemed | 11,607 |
| Investment management fees payable | 1,754 |
| Due to affiliates | 686 |
| Other liabilities | 603 |
| Total liabilities | 33,621 |
| **NET ASSETS** | $ 3,112,961 |
| **Net Assets Consist of:** | |
| Accumulated undistributed net realized loss | $ (4,915,130) |
| Net unrealized loss | (298,207) |
| Paid-in capital applicable to 132,798,737 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized | 8,326,298 |
| **NET ASSETS** | $ 3,112,961 |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** | |
| **($2,674,206,956 / 114,053,691 shares outstanding)** | $ 23.45 |
| **Advisor Class** | |
| **($438,754,145 / 18,745,046 shares outstanding)** | $ 23.41 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science & Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and Science & Technology Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $257,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 2007, were as follows:

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2007, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,455,588,000 and $3,136,015,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2007. At December 31, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2007, the fund utilized $409,151,000 of capital loss carryforwards. As of December 31, 2007, the fund had $2,880,786,000 of capital loss carryforwards that expire in 2009, $1,904,219,000 that expire in 2010, and $129,422,000 that expire in 2011.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $3,418,842,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $138,000 for Price Associates, $4,095,000 for T. Rowe Price Services, Inc., and $1,351,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2007, the fund was charged $56,000 for shareholder servicing costs related to the college savings plans, of which $42,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2007, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 510,520 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

NOTE 5 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds and permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2007, the fund had outstanding borrowings on 8 days, in the average amount of $13,688,000, and at an average annual rate of 5.50%. At December 31, 2007, there were no borrowings outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Science & Technology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1994	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1994	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1988
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Science & Technology Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.; formerly Analyst, Mellon Growth
Advisors and Fidelity Management and Research
(to 2003)

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Daniel Flax (1974)	Employee, T. Rowe Price; formerly student,
Vice President, Science & Technology Fund	Columbia Business School (to 2006); Equity
Analyst/Trader, Madoff Securities International
(London) (to 2004)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer,	T. Rowe Price; Vice President, T. Rowe Price
Science & Technology Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Science & Technology Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Science & Technology Fund	T. Rowe Price Investment Services, Inc.

D. James Prey III (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
President, Science & Technology Fund	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.; formerly Research Analyst and
Sector Fund Portfolio Manager, Fidelity
Investments (to 2004)

Chirag Vasavada (1972)	Vice President, T. Rowe Price; formerly Senior
Vice President, Science & Technology Fund	Manager in the Corporate Strategy and
Development Group, Microsoft Corporation
(to 2005)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Science & Technology Fund

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008